EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 2002 and covers activity from September 26, 2002 through October 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 5th day of November, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                      Trust Totals
-----------------                                      ------------

Number of days in period                                         30
Beginning Principal Receivable Balance            19,768,270,709.53
Special Funding Account Balance                                0.00
Beginning Total Principal Balance                 19,768,270,709.53

Finance Charge Collections (excluding                242,533,086.85
  Discount Option & Recoveries)
Discount Percentage                                           2.00%
Discount Option Receivables Collections               75,109,828.19
Premium Option Receivables Collections                         0.00
Recoveries                                            14,558,683.27
Total Collections of Finance Charge Receivables      332,201,598.31
Total Collections of Principal Receivables         3,680,381,581.30
Monthly Payment Rate                                       18.6176%
Defaulted amount                                      93,745,170.50
Annualized Default Rate                                     5.7924%
Trust Portfolio Yield                                      14.6761%
New Principal Receivables                          3,696,718,973.91
Ending Principal Receivables Balance              19,690,862,931.65
Ending Required Minimum Principal Balance         18,109,750,000.00
Ending Transferor Amount                           2,765,862,931.65
Ending Special Funding Account Balance                         0.00
Ending Total Principal Balance                    19,690,862,931.65



B. Series Allocations                                                               Series 1998-1      Series 1999-1   Series 1999-2
---------------------                                                               -------------      -------------   -------------
Group Number                                                                                    2                  1               1
Invested Amount                                                                  1,000,000,000.00   1,000,000,000.00  500,000,000.00
Adjusted Invested Amount                                                         1,000,000,000.00   1,000,000,000.00  500,000,000.00
Principal Funding Account Balance                                                            0.00               0.00            0.00
Series Required Transferor Amount                                                   70,000,000.00      70,000,000.00   35,000,000.00
Series Allocation Percentage                                                                5.91%              5.91%           2.95%
Series Alloc. Finance Charge Collections                                            19,627,864.01      19,627,864.01    9,813,932.00
Series Allocable Recoveries                                                            860,188.08         860,188.08      430,094.04
Series Alloc. Principal Collections                                                217,452,382.94     217,452,382.94  108,726,191.47
Series Allocable Defaulted Amount                                                    5,538,857.93       5,538,857.93    2,769,428.97

B. Series Allocations                         Series 1999-3                         Series 1999-5                      Series 2000-1
---------------------                         -------------                         -------------                      -------------

Group Number                                              2                                     2                                  1
Invested Amount                            1,000,000,000.00                        500,000,000.00                     500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00                        500,000,000.00                     500,000,000.00
Principal Funding Account Balance                      0.00                                  0.00                               0.00
Series Required Transferor Amount             70,000,000.00                         35,000,000.00                      35,000,000.00
Series Allocation Percentage                          5.91%                                 2.95%                              2.95%
Series Alloc. Finance Charge Collections      19,627,864.01                          9,813,932.00                       9,813,932.00
Series Allocable Recoveries                      860,188.08                            430,094.04                         430,094.04
Series Alloc. Principal Collections          217,452,382.94                        108,726,191.47                     108,726,191.47
Series Allocable Defaulted Amount              5,538,857.93                          2,769,428.97                       2,769,428.97

B. Series Allocations                         Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5   Series 2001-1
---------------------                         -------------      -------------      -------------      -------------   -------------

Group Number                                              2                  2                  2                  2               2
Invested Amount                              500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00  750,000,000.00
Adjusted Invested Amount                     500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00  750,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00               0.00            0.00
Series Required Transferor Amount             35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00   52,500,000.00
Series Allocation Percentage                          2.95%              5.91%              7.16%              4.66%           4.43%
Series Alloc. Finance Charge Collections       9,813,932.00      19,627,864.01      23,791,365.78      15,464,362.24   14,720,898.00
Series Allocable Recoveries                      430,094.04         860,188.08       1,042,652.90         677,723.26      645,141.06
Series Alloc. Principal Collections          108,726,191.47     217,452,382.94     263,578,817.32     171,325,948.57  163,089,287.21
Series Allocable Defaulted Amount              2,769,428.97       5,538,857.93       6,713,771.55       4,363,944.31    4,154,143.45

B. Series Allocations                         Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5   Series 2001-6
---------------------                         -------------      -------------      -------------      -------------   -------------

Group Number                                              1                  2                  2                  2               2
Invested Amount                              250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00  700,000,000.00
Adjusted Invested Amount                     250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00  700,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00               0.00            0.00
Series Required Transferor Amount             17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00   49,000,000.00
Series Allocation Percentage                          1.48%              4.43%              4.28%              2.95%           4.14%
Series Alloc. Finance Charge Collections       4,906,966.00      14,720,898.00      14,230,201.40       9,813,932.00   13,739,504.80
Series Allocable Recoveries                      215,047.02         645,141.06         623,636.36         430,094.04      602,131.66
Series Alloc. Principal Collections           54,363,095.74     163,089,287.21     157,652,977.63     108,726,191.47  152,216,668.06
Series Allocable Defaulted Amount              1,384,714.48       4,154,143.45       4,015,672.00       2,769,428.97    3,877,200.55

B. Series Allocations                         Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3   Series 2002-4
---------------------                         -------------      -------------      -------------      -------------   -------------

Group Number                                              2                  2                  2                  2               2
Invested Amount                              650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00  500,000,000.00
Adjusted Invested Amount                     650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00  500,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00               0.00            0.00
Series Required Transferor Amount             45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00   35,000,000.00
Series Allocation Percentage                          3.84%              5.44%              5.55%              5.44%           2.95%
Series Alloc. Finance Charge Collections      12,758,111.60      18,057,634.89      18,450,192.17      18,057,634.89    9,813,932.00
Series Allocable Recoveries                      559,122.25         791,373.03         808,576.80         791,373.03      430,094.04
Series Alloc. Principal Collections          141,344,048.91     200,056,192.31     204,405,239.97     200,056,192.31  108,726,191.47
Series Allocable Defaulted Amount              3,600,257.66       5,095,749.30       5,206,526.46       5,095,749.30    2,769,428.97




B. Series Allocations                             Series 2002-5    Series 2002-6                                         Trust Total
---------------------                             -------------    -------------                                         -----------
Group Number                                                  2                2
Invested Amount                                  600,000,000.00   720,000,000.00                                   16,925,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00                                   16,925,000,000.00
Principal Funding Account Balance                          0.00             0.00                                                0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00                                    1,184,750,000.00
Series Allocation Percentage                              3.55%            4.25%                                                100%
Series Alloc. Finance Charge Collections          11,776,718.40    14,132,062.08                                      332,201,598.31
Series Allocable Recoveries                          516,112.85       619,335.42                                       14,558,683.27
Series Alloc. Principal Collections              130,471,429.77   156,565,715.72                                    3,680,381,581.30
Series Allocable Defaulted Amount                  3,323,314.76     3,987,977.71                                       93,745,170.50

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 1999-1   Series 1999-2      Series 2000-1
----------------------                                                              -------------   -------------      -------------

Investor Finance Charge Collections                                                 16,804,788.00    8,402,394.00       8,402,394.00

Investor Monthly Interest                                                            4,500,473.96    2,382,632.81       2,867,268.23
Investor Default Amount                                                              4,742,203.90    2,371,101.95       2,371,101.95
Investor Monthly Fees                                                                1,666,666.67      833,333.33         833,333.33
Investor Additional Amounts                                                                  0.00            0.00               0.00
Total                                                                               10,909,344.53    5,587,068.10       6,071,703.51

Reallocated Investor Finance Charge Collections                                     16,804,788.00    8,402,394.00       8,402,394.00
Available Excess                                                                     5,895,443.47    2,815,325.90       2,330,690.48

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,201,197.00                                                        37,810,772.99

Investor Monthly Interest                          1,112,253.91                                                        10,862,628.91
Investor Default Amount                            1,185,550.98                                                        10,669,958.78
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,714,471.55                                                        25,282,587.69

Reallocated Investor Finance Charge Collections    4,201,197.00                                                        37,810,772.99
Available Excess                                   1,486,725.45                                                        12,528,185.30

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                    Series 1999-5
----------------------                            -------------    -------------                    -------------

Investor Finance Charge Collections               16,804,788.00    16,804,788.00                     8,402,394.00

Investor Monthly Interest                          1,682,395.83     1,744,568.06                       914,672.22
Investor Default Amount                            4,742,203.90     4,742,203.90                     2,371,101.95
Investor Monthly Fees                              1,666,666.67     1,666,666.67                       833,333.33
Investor Additional Amounts                                0.00             0.00                             0.00
Total                                              8,091,266.40     8,153,438.62                     4,119,107.51

Reallocated Investor Finance Charge Collections   16,804,788.00    16,804,788.00                     8,402,394.00
Available Excess                                   8,713,521.59     8,651,349.37                     4,283,286.49

2. Group 2 Allocations                            Series 2000-2    Series 2000-3    Series 2000-4    Series 2000-5     Series 2001-1
----------------------                            -------------    -------------    -------------    -------------     -------------

Investor Finance Charge Collections                8,402,394.00    16,804,788.00    20,369,453.23   13,240,122.76      12,603,591.00

Investor Monthly Interest                            883,553.82     1,755,375.00     2,124,982.53    1,376,677.53       1,318,694.79
Investor Default Amount                            2,371,101.95     4,742,203.90     5,748,129.68    3,736,278.13       3,556,652.93
Investor Monthly Fees                                833,333.33     1,666,666.67     2,020,203.33    1,313,130.00       1,250,000.00
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                              4,087,989.10     8,164,245.57     9,893,315.54    6,426,085.66       6,125,347.72

Reallocated Investor Finance Charge Collections    8,402,394.00    16,804,788.00    20,369,453.23   13,240,122.76      12,603,591.00
Investment Funding Account Proceeds                                                      2,702.00
Available Excess                                   4,314,404.89     8,640,542.43    10,478,839.70    6,814,037.10       6,478,243.28



2. Group 2 Allocations                            Series 2001-3    Series 2001-4    Series 2001-5   Series 2001-6   Series 2001-7
----------------------                            -------------    -------------    -------------   -------------   -------------
Investor Finance Charge Collections               12,603,591.00    12,183,471.30     8,402,394.00   11,763,351.60   10,923,112.20

Investor Monthly Interest                          1,305,164.58     1,267,590.00       898,461.81    1,217,460.42    1,130,946.74
Investor Default Amount                            3,556,652.93     3,438,097.83     2,371,101.95    3,319,542.73    3,082,432.54
Investor Monthly Fees                              1,250,000.00     1,208,333.33       833,333.33    1,166,666.67    1,083,333.33
Investor Additional Amounts                                0.00             0.00             0.00            0.00            0.00
Total                                              6,111,817.51     5,914,021.16     4,102,897.09    5,703,669.81    5,296,712.61

Reallocated Investor Finance Charge Collections   12,603,591.00    12,183,471.30     8,402,394.00   11,763,351.60   10,923,112.20
Investment Funding Account Proceeds
Available Excess                                   6,491,773.49     6,269,450.13     4,299,496.91    6,059,681.78    5,626,399.59

2. Group 2 Allocations                            Series 2002-1    Series 2002-2    Series 2002-3   Series 2002-4   Series 2002-5
----------------------                            -------------    -------------    -------------   -------------   -------------

Investor Finance Charge Collections               15,460,404.96    15,796,500.72    15,460,404.96    8,402,394.00   10,082,872.80

Investor Monthly Interest                          1,604,250.00     1,634,632.58     1,599,219.39      835,729.86    1,073,891.67
Investor Default Amount                            4,362,827.59     4,457,671.67     4,362,827.59    2,371,101.95    2,845,322.34
Investor Monthly Fees                              1,533,333.33     1,566,666.67     1,533,333.33      833,333.33    1,000,000.00
Investor Additional Amounts                                0.00             0.00             0.00            0.00            0.00
Total                                              7,500,410.92     7,658,970.92     7,495,380.31    4,040,165.15    4,919,214.01

Reallocated Investor Finance Charge Collections   15,460,404.96    15,796,500.72    15,460,404.96    8,402,394.00   10,082,872.80
Investment Funding Account Proceeds
Available Excess                                   7,959,994.03     8,137,529.80     7,965,024.64    4,362,228.85    5,163,658.79

2. Group 2 Allocations                            Series 2002-6                                                     Group 2 Total
----------------------                            -------------                                                     -------------

Investor Finance Charge Collections               12,099,447.36                                                    246,610,263.83

Investor Monthly Interest                          1,273,325.00                                                     25,641,591.82
Investor Default Amount                            3,414,386.81                                                     69,591,842.26
Investor Monthly Fees                              1,200,000.00                                                     24,458,333.33
Investor Additional Amounts                                0.00                                                              0.00
Total                                              5,887,711.81                                                    119,691,767.42

Reallocated Investor Finance Charge Collections   12,099,447.36                                                    246,610,263.83
Investment Funding Account Proceeds                                                                                      2,702.00
Available Excess                                   6,211,735.55                                                    126,921,198.41









D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              272,431,181
61-90 Days Delinquent:                              160,495,413
90+ Days Delinquent:                                244,649,178
Total 30+ Days Delinquent:                          677,575,772





II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------        --------------       -----------
Beginning Invested /Transferor Amount                 1,167,992,360.98     1,000,000,000.00     167,992,360.98
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  19,627,864.01        16,804,788.00       2,823,076.01
Collections of Principal Receivables                    217,452,382.94       186,176,203.04      31,276,179.91
Defaulted Amount                                          5,538,857.93         4,742,203.90         796,654.03

Ending Invested / Transferor Amounts                  1,163,418,784.74     1,000,000,000.00     163,418,784.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.8925%              2.0525%            2.4025%
Monthly Interest Due                                      1,344,463.54           141,394.44         196,537.85       1,682,395.83
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,344,463.54           141,394.44         196,537.85       1,682,395.83
Investor Default Amount                                   3,912,318.22           379,376.31         450,509.37       4,742,203.90
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 6,631,781.76           654,104.09         805,380.55       8,091,266.40

Reallocated Investor Finance Charge Collections                                                                     16,804,788.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 3.9433%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                    1,344,463.54           141,394.44         196,537.85       1,682,395.83
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,344,463.54           141,394.44         196,537.85       1,682,395.83
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.63

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.63

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.77

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.77

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $196,537.85

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $196,537.85

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,863,950.10

       a. Class A Monthly Interest:                             $1,344,463.54
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,912,318.22
       e. Excess Spread:                                        $8,607,168.34

   2.  Class B Available Funds:                                 $1,344,383.04

       a. Class B Monthly Interest:                               $141,394.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,202,988.60

   3.  Collateral Available Funds:                              $1,596,454.86

       a. Excess Spread:                                        $1,596,454.86

   4.  Total Excess Spread:                                    $11,406,611.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $217,452,382.94

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $186,176,203.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,176,203.04

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,742,203.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,918,406.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,918,406.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,406,611.79
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $379,376.31
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $196,537.85
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $450,509.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,713,521.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9433%
       b. Prior Monthly Period                                        4.0995%
       c. Second Prior Monthly Period                                 3.8591%

   2.  Three Month Average Base Rate                                  3.9673%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                 1,167,992,360.98     1,000,000,000.00     167,992,360.98
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  19,627,864.01        16,804,788.00       2,823,076.01
Collections of Principal Receivables                    217,452,382.94       186,176,203.04      31,276,179.91
Defaulted Amount                                          5,538,857.93         4,742,203.90         796,654.03

Ending Invested / Transferor Amounts                  1,163,418,784.74     1,000,000,000.00     163,418,784.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  5.6000%              5.8500%            2.6525%
Monthly Interest Due                                      4,036,666.67           292,500.00         171,307.29       4,500,473.96
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        4,036,666.67           292,500.00         171,307.29       4,500,473.96
Investor Default Amount                                   4,102,006.38           284,532.23         355,665.29       4,742,203.90
Investor Monthly Fees Due                                 1,441,666.67           100,000.00         125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 9,580,339.71           677,032.23         651,972.58      10,909,344.53

Reallocated Investor Finance Charge Collections                                                                     16,804,788.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 7.2613%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          865,000,000.00        60,000,000.00      75,000,000.00   1,000,000,000.00
Interest Distributions                                    4,036,666.67           292,500.00         171,307.29       4,500,473.96
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       4,036,666.67           292,500.00         171,307.29       4,500,473.96
Ending Certificates Balance                             865,000,000.00        60,000,000.00      75,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $171,307.29

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $171,307.29

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,536,141.62

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,102,006.38
       e. Excess Spread:                                        $6,397,468.57

   2.  Class B Available Funds:                                 $1,008,287.28

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $715,787.28

   3.  Collateral Available Funds:                              $1,260,359.10

       a. Excess Spread:                                        $1,260,359.10

   4.  Total Excess Spread:                                     $8,373,614.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $217,452,382.94

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $186,176,203.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,176,203.04

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,742,203.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,918,406.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,918,406.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,373,614.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $284,532.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $171,307.29
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $355,665.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,895,443.47

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2613%
       b. Prior Monthly Period                                        7.7497%
       c. Second Prior Monthly Period                                 7.0390%

   2.  Three Month Average Base Rate                                  7.3500%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  5.9500%              6.1000%            2.6525%
Monthly Interest Due                                      2,144,479.17           152,500.00          85,653.65       2,382,632.81
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        2,144,479.17           152,500.00          85,653.65       2,382,632.81
Investor Default Amount                                   2,051,003.19           142,266.12         177,832.65       2,371,101.95
Investor Monthly Fees Due                                   720,833.33            50,000.00          62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                 4,916,315.69           344,766.12         325,986.29       5,587,068.10

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 7.5731%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                                    2,144,479.17           152,500.00          85,653.65       2,382,632.81
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       2,144,479.17           152,500.00          85,653.65       2,382,632.81
Ending Certificates Balance                             432,500,000.00        30,000,000.00      37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $85,653.65

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $85,653.65

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,268,070.81

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,051,003.19
       e. Excess Spread:                                        $3,072,588.45

   2.  Class B Available Funds:                                   $504,143.64

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $351,643.64

   3.  Collateral Available Funds:                                $630,179.55

       a. Excess Spread:                                          $630,179.55

   4.  Total Excess Spread:                                     $4,054,411.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,054,411.64
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $142,266.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $85,653.65
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $177,832.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,815,325.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.5731%
       b. Prior Monthly Period                                        8.0830%
       c. Second Prior Monthly Period                                 7.3410%

   2.  Three Month Average Base Rate                                  7.6657%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                 1,167,992,360.98     1,000,000,000.00     167,992,360.98
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  19,627,864.01        16,804,788.00       2,823,076.01
Collections of Principal Receivables                    217,452,382.94       186,176,203.04      31,276,179.91
Defaulted Amount                                          5,538,857.93         4,742,203.90         796,654.03

Ending Invested / Transferor Amounts                  1,163,418,784.74     1,000,000,000.00     163,418,784.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9425%              2.1425%            2.6525%
Monthly Interest Due                                      1,379,984.38           147,594.44         216,989.24       1,744,568.06
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,379,984.38           147,594.44         216,989.24       1,744,568.06
Investor Default Amount                                   3,912,318.22           379,376.31         450,509.37       4,742,203.90
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 6,667,302.59           660,304.09         825,831.94       8,153,438.62

Reallocated Investor Finance Charge Collections                                                                     16,804,788.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0165%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                    1,379,984.38           147,594.44         216,989.24       1,744,568.06
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,379,984.38           147,594.44         216,989.24       1,744,568.06
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $216,989.24

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $216,989.24

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,863,950.10

       a. Class A Monthly Interest:                             $1,379,984.38
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,912,318.22
       e. Excess Spread:                                        $8,571,647.50

   2.  Class B Available Funds:                                 $1,344,383.04

       a. Class B Monthly Interest:                               $147,594.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,196,788.60

   3.  Collateral Available Funds:                              $1,596,454.86

       a. Excess Spread:                                        $1,596,454.86

   4.  Total Excess Spread:                                    $11,364,890.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $217,452,382.94

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $186,176,203.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,176,203.04

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,742,203.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,918,406.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,918,406.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,364,890.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $379,376.31
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $216,989.24
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $450,509.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,651,349.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0165%
       b. Prior Monthly Period                                        4.1727%
       c. Second Prior Monthly Period                                 3.9323%

   2.  Three Month Average Base Rate                                  4.0405%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         ------------      --------------        -----------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  2.0425%              2.2825%            2.7025%
Monthly Interest Due                                        725,513.02            78,619.44         110,539.76         914,672.22
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          725,513.02            78,619.44         110,539.76         914,672.22
Investor Default Amount                                   1,956,159.11           189,688.16         225,254.69       2,371,101.95
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,369,172.13           334,974.27         414,961.11       4,119,107.51

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.1163%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                      725,513.02            78,619.44         110,539.76         914,672.22
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         725,513.02            78,619.44         110,539.76         914,672.22
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.76

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.76

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.97

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.97

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $110,539.76

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $110,539.76

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,931,975.05

       a. Class A Monthly Interest:                               $725,513.02
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,956,159.11
       e. Excess Spread:                                        $4,250,302.92

   2.  Class B Available Funds:                                   $672,191.52

       a. Class B Monthly Interest:                                $78,619.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $593,572.08

   3.  Collateral Available Funds:                                $798,227.43

       a. Excess Spread:                                          $798,227.43

   4.  Total Excess Spread:                                     $5,642,102.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,642,102.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $189,688.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $110,539.76
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $225,254.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,283,286.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1163%
       b. Prior Monthly Period                                        4.2725%
       c. Second Prior Monthly Period                                 4.0321%

   2.  Three Month Average Base Rate                                  4.1403%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------        -------------       ------------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  7.2000%              7.4000%            2.7025%
Monthly Interest Due                                      2,595,000.00           185,000.00          87,268.23       2,867,268.23
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        2,595,000.00           185,000.00          87,268.23       2,867,268.23
Investor Default Amount                                   2,051,003.19           142,266.12         177,832.65       2,371,101.95
Investor Monthly Fees Due                                   720,833.33            50,000.00          62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                 5,366,836.52           377,266.12         327,600.88       6,071,703.51

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 8.7143%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                                    2,595,000.00           185,000.00          87,268.23       2,867,268.23
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       2,595,000.00           185,000.00          87,268.23       2,867,268.23
Ending Certificates Balance                             432,500,000.00        30,000,000.00      37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $87,268.23

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $87,268.23

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,268,070.81

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,051,003.19
       e. Excess Spread:                                        $2,622,067.62

   2.  Class B Available Funds:                                   $504,143.64

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $319,143.64

   3.  Collateral Available Funds:                                $630,179.55

       a. Excess Spread:                                          $630,179.55

   4.  Total Excess Spread:                                     $3,571,390.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,571,390.81
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $142,266.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $87,268.23
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $177,832.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,330,690.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.7143%
       b. Prior Monthly Period                                        9.3027%
       c. Second Prior Monthly Period                                 8.4467%

   2.  Three Month Average Base Rate                                  8.8212%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



VIII.  Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9675%              2.1525%            2.7025%
Monthly Interest Due                                        698,872.40            74,141.67         110,539.76         883,553.82
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          698,872.40            74,141.67         110,539.76         883,553.82
Investor Default Amount                                   1,956,159.11           189,688.16         225,254.69       2,371,101.95
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,342,531.51           330,496.49         414,961.11       4,087,989.10

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0430%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                      698,872.40            74,141.67         110,539.76         883,553.82
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         698,872.40            74,141.67         110,539.76         883,553.82
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.85

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.85

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $110,539.76

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $110,539.76

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,931,975.05

       a. Class A Monthly Interest:                               $698,872.40
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,956,159.11
       e. Excess Spread:                                        $4,276,943.54

   2.  Class B Available Funds:                                   $672,191.52

       a. Class B Monthly Interest:                                $74,141.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $598,049.85

   3.  Collateral Available Funds:                                $798,227.43

       a. Excess Spread:                                          $798,227.43

   4.  Total Excess Spread:                                     $5,673,220.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,673,220.83
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $189,688.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $110,539.76
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $225,254.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,314,404.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0430%
       b. Prior Monthly Period                                        4.1992%
       c. Second Prior Monthly Period                                 3.9589%

   2.  Three Month Average Base Rate                                  4.0670%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                 1,167,992,360.98     1,000,000,000.00     167,992,360.98
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  19,627,864.01        16,804,788.00       2,823,076.01
Collections of Principal Receivables                    217,452,382.94       186,176,203.04      31,276,179.91
Defaulted Amount                                          5,538,857.93         4,742,203.90         796,654.03

Ending Invested / Transferor Amounts                  1,163,418,784.74     1,000,000,000.00     163,418,784.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9625%              2.1525%            2.6025%
Monthly Interest Due                                      1,394,192.71           148,283.33         212,898.96       1,755,375.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,394,192.71           148,283.33         212,898.96       1,755,375.00
Investor Default Amount                                   3,912,318.22           379,376.31         450,509.37       4,742,203.90
Investor Monthly Fees Due                                 1,375,000.00           133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 6,681,510.93           660,992.98         821,741.66       8,164,245.57

Reallocated Investor Finance Charge Collections                                                                     16,804,788.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0292%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A               Class B          Interest               Total
--------------------------------------------                  -------               -------         ----------              -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                    1,394,192.71           148,283.33         212,898.96       1,755,375.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,394,192.71           148,283.33         212,898.96       1,755,375.00
Ending Certificates Balance                             825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.85

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.85

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $212,898.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $212,898.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,863,950.10

       a. Class A Monthly Interest:                             $1,394,192.71
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,912,318.22
       e. Excess Spread:                                        $8,557,439.17

   2.  Class B Available Funds:                                 $1,344,383.04

       a. Class B Monthly Interest:                               $148,283.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,196,099.71

   3.  Collateral Available Funds:                              $1,596,454.86

       a. Excess Spread:                                        $1,596,454.86

   4.  Total Excess Spread:                                    $11,349,993.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $217,452,382.94

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $186,176,203.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,176,203.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,742,203.90

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,918,406.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,918,406.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,349,993.73
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $379,376.31
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $212,898.96
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $450,509.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,640,542.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0292%
       b. Prior Monthly Period                                        4.1854%
       c. Second Prior Monthly Period                                 3.9450%

   2.  Three Month Average Base Rate                                  4.0532%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                 1,415,749,236.57     1,212,122,000.00     203,627,236.57
Beginning Adjusted Invested Amount                                 N/A     1,212,122,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  23,791,365.78        20,372,155.23       3,421,912.54
Collections of Principal Receivables                    263,578,817.32       225,668,271.58      37,910,545.74
Defaulted Amount                                          6,713,771.55         5,748,129.68         965,641.88

Ending Invested / Transferor Amounts                  1,410,205,504.19     1,212,122,000.00     198,083,504.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9512%              2.1763%            2.6525%
Monthly Interest Due                                      1,680,243.06           181,721.11         263,018.36       2,124,982.53
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,680,243.06           181,721.11         263,018.36       2,124,982.53
Investor Default Amount                                   4,742,203.90           459,851.51         546,074.26       5,748,129.68
Investor Monthly Fees Due                                 1,666,666.67           161,616.67         191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                                 8,089,113.62           803,189.29       1,001,012.63       9,893,315.54

Reallocated Investor Finance Charge Collections                                                                     20,369,453.23
Interest and Principal Funding Investment Proceeds                                                                       2,702.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6789%
Base Rate                                                                                                                 4.0265%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                        1,000,000,000.00        96,970,000.00     115,152,000.00   1,212,122,000.00
Interest Distributions                                    1,680,243.06           181,721.11         263,018.36       2,124,982.53
Interest Deposits - Interest Funding Account             (1,680,243.06)         (181,721.11)              0.00      (1,861,964.16)
Interest Funding Account Distributions                            0.00                 0.00               0.00               0.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                               0.00                 0.00         263,018.36         263,018.36
Ending Interest Funding Account Balance                   3,252,083.33           351,718.27               0.00       3,603,801.60
Ending Certificates Balance                           1,000,000,000.00        96,970,000.00     115,152,000.00   1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $263,018.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $263,018.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,807,490.00

       a. Class A Monthly Interest:                             $1,680,243.06
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,742,203.90
       e. Excess Spread:                                       $10,385,043.04

   2.  Class B Available Funds:                                 $1,629,560.29

       a. Class B Monthly Interest:                               $181,721.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,447,839.19

   3.  Collateral Available Funds:                              $1,935,104.95

       a. Excess Spread:                                        $1,935,104.95

   4.  Total Excess Spread:                                    $13,767,987.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $263,578,817.32

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $225,668,271.58

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $225,668,271.58

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,748,129.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $231,416,401.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $231,416,401.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,767,987.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $459,851.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $263,018.36
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $546,074.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,478,839.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0265%
       b. Prior Monthly Period                                        4.1638%
       c. Second Prior Monthly Period                                 4.0187%

   2.  Three Month Average Base Rate                                  4.0697%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6789%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8176%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2710%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------        --------------        -----------
Beginning Invested /Transferor Amount                   920,235,485.38       787,878,000.00     132,357,485.38
Beginning Adjusted Invested Amount                                 N/A       787,878,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  15,464,362.24        13,240,122.76       2,224,239.48
Collections of Principal Receivables                    171,325,948.57       146,684,134.50      24,641,814.07
Defaulted Amount                                          4,363,944.31         3,736,278.13         627,666.18

Ending Invested / Transferor Amounts                    916,632,065.28       787,878,000.00     128,754,065.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9425%              2.1825%            2.6525%
Monthly Interest Due                                      1,087,260.42           118,457.01         170,960.11       1,376,677.53
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,087,260.42           118,457.01         170,960.11       1,376,677.53
Investor Default Amount                                   3,082,432.54           298,901.11         354,944.48       3,736,278.13
Investor Monthly Fees Due                                 1,083,333.33           105,050.00         124,746.67       1,313,130.00
Investor Additional Amounts Due
Total Due                                                 5,253,026.29           522,408.12         650,651.25       6,426,085.66

Reallocated Investor Finance Charge Collections                                                                     13,240,122.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0197%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          650,000,000.00        63,030,000.00      74,848,000.00     787,878,000.00
Interest Distributions                                    1,087,260.42           118,457.01         170,960.11       1,376,677.53
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,087,260.42           118,457.01         170,960.11       1,376,677.53
Ending Certificates Balance                             650,000,000.00        63,030,000.00      74,848,000.00     787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $170,960.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $170,960.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,923,112.20

       a. Class A Monthly Interest:                             $1,087,260.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,082,432.54
       e. Excess Spread:                                        $6,753,419.24

   2.  Class B Available Funds:                                 $1,059,205.79

       a. Class B Monthly Interest:                               $118,457.01
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $940,748.78

   3.  Collateral Available Funds:                              $1,257,804.77

       a. Excess Spread:                                        $1,257,804.77

   4.  Total Excess Spread:                                     $8,951,972.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $171,325,948.57

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $146,684,134.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,684,134.50

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,736,278.13

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $150,420,412.62

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $150,420,412.62

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,951,972.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,901.11
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $170,960.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,944.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,814,037.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0197%
       b. Prior Monthly Period                                        4.1759%
       c. Second Prior Monthly Period                                 3.9356%

   2.  Three Month Average Base Rate                                  4.0437%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   875,994,270.73       750,000,000.00     125,994,270.73
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  14,720,898.00        12,603,591.00       2,117,307.01
Collections of Principal Receivables                    163,089,287.21       139,632,152.28      23,457,134.93
Defaulted Amount                                          4,154,143.45         3,556,652.93         597,490.52

Ending Invested / Transferor Amounts                    872,564,088.55       750,000,000.00     122,564,088.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9425%              2.2225%            2.7525%
Monthly Interest Due                                      1,034,988.28           114,829.17         168,877.34       1,318,694.79
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,034,988.28           114,829.17         168,877.34       1,318,694.79
Investor Default Amount                                   2,934,238.66           284,532.23         337,882.03       3,556,652.93
Investor Monthly Fees Due                                 1,031,250.00           100,000.00         118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 5,000,476.95           499,361.40         625,509.37       6,125,347.72

Reallocated Investor Finance Charge Collections                                                                     12,603,591.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0326%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------          ---------              -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00      71,250,000.00     750,000,000.00
Interest Distributions                                    1,034,988.28           114,829.17         168,877.34       1,318,694.79
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,034,988.28           114,829.17         168,877.34       1,318,694.79
Ending Certificates Balance                             618,750,000.00        60,000,000.00      71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $168,877.34

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $168,877.34

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,397,962.57

       a. Class A Monthly Interest:                             $1,034,988.28
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,934,238.66
       e. Excess Spread:                                        $6,428,735.63

   2.  Class B Available Funds:                                 $1,008,287.28

       a. Class B Monthly Interest:                               $114,829.17
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $893,458.11

   3.  Collateral Available Funds:                              $1,197,341.14

       a. Excess Spread:                                        $1,197,341.14

   4.  Total Excess Spread:                                     $8,519,534.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $163,089,287.21

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $139,632,152.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,632,152.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,556,652.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $143,188,805.20

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $143,188,805.20

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,519,534.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $284,532.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $168,877.34
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $337,882.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,478,243.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0326%
       b. Prior Monthly Period                                        4.1888%
       c. Second Prior Monthly Period                                 3.9484%

   2.  Three Month Average Base Rate                                  4.0566%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------        -------------        -----------
Beginning Invested /Transferor Amount                   291,998,090.24       250,000,000.00      41,998,090.24
Beginning Adjusted Invested Amount                                 N/A       250,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   4,906,966.00         4,201,197.00         705,769.00
Collections of Principal Receivables                     54,363,095.74        46,544,050.76       7,819,044.98
Defaulted Amount                                          1,384,714.48         1,185,550.98         199,163.51

Ending Invested / Transferor Amounts                    290,854,696.18       250,000,000.00      40,854,696.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A               Class B          Interest               Total
--------------------------------------                        -------               -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  5.5300%              5.8300%            2.6525%
Monthly Interest Due                                        996,552.08            72,875.00          42,826.82       1,112,253.91
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          996,552.08            72,875.00          42,826.82       1,112,253.91
Investor Default Amount                                   1,025,501.59            71,133.06          88,916.32       1,185,550.98
Investor Monthly Fees Due                                   360,416.67            25,000.00          31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                                 2,382,470.34           169,008.06         162,993.15       2,714,471.55

Reallocated Investor Finance Charge Collections                                                                      4,201,197.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 7.2007%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          216,250,000.00        15,000,000.00      18,750,000.00     250,000,000.00
Interest Distributions                                      996,552.08            72,875.00          42,826.82       1,112,253.91
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         996,552.08            72,875.00          42,826.82       1,112,253.91
Ending Certificates Balance                             216,250,000.00        15,000,000.00      18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $42,826.82

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $42,826.82

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,634,035.40

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,025,501.59
       e. Excess Spread:                                        $1,611,981.73

   2.  Class B Available Funds:                                   $252,071.82

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $179,196.82

   3.  Collateral Available Funds:                                $315,089.77

       a. Excess Spread:                                          $315,089.77

   4.  Total Excess Spread:                                     $2,106,268.32

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $54,363,095.74

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $46,544,050.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $46,544,050.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,185,550.98

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $47,729,601.73

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $47,729,601.73

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,106,268.32
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $71,133.06
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $42,826.82
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $88,916.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,486,725.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2007%
       b. Prior Monthly Period                                        7.6850%
       c. Second Prior Monthly Period                                 6.9803%

   2.  Three Month Average Base Rate                                  7.2887%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   875,994,270.73       750,000,000.00     125,994,270.73
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  14,720,898.00        12,603,591.00       2,117,307.01
Collections of Principal Receivables                    163,089,287.21       139,632,152.28      23,457,134.93
Defaulted Amount                                          4,154,143.45         3,556,652.93         597,490.52

Ending Invested / Transferor Amounts                    872,564,088.55       750,000,000.00     122,564,088.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9325%              2.1825%            2.6525%
Monthly Interest Due                                      1,029,660.16           112,762.50         162,741.93       1,305,164.58
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,029,660.16           112,762.50         162,741.93       1,305,164.58
Investor Default Amount                                   2,934,238.66           284,532.23         337,882.03       3,556,652.93
Investor Monthly Fees Due                                 1,031,250.00           100,000.00         118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,995,148.82           497,294.73         619,373.96       6,111,817.51

Reallocated Investor Finance Charge Collections                                                                     12,603,591.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0113%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00      71,250,000.00     750,000,000.00
Interest Distributions                                    1,029,660.16           112,762.50         162,741.93       1,305,164.58
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,029,660.16           112,762.50         162,741.93       1,305,164.58
Ending Certificates Balance                             618,750,000.00        60,000,000.00      71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,741.93

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,741.93

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,397,962.57

       a. Class A Monthly Interest:                             $1,029,660.16
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,934,238.66
       e. Excess Spread:                                        $6,434,063.75

   2.  Class B Available Funds:                                 $1,008,287.28

       a. Class B Monthly Interest:                               $112,762.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $895,524.78

   3.  Collateral Available Funds:                              $1,197,341.14

       a. Excess Spread:                                        $1,197,341.14

   4.  Total Excess Spread:                                     $8,526,929.68

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $163,089,287.21

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $139,632,152.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,632,152.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,556,652.93

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $143,188,805.20

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $143,188,805.20

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,526,929.68
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $284,532.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $162,741.93
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $337,882.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,491,773.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0113%
       b. Prior Monthly Period                                        4.1676%
       c. Second Prior Monthly Period                                 3.9272%

   2.  Three Month Average Base Rate                                  4.0354%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   846,794,461.71       725,000,000.00     121,794,461.71
Beginning Adjusted Invested Amount                                 N/A       725,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  14,230,201.40        12,183,471.30       2,046,730.11
Collections of Principal Receivables                    157,652,977.63       134,977,747.20      22,675,230.43
Defaulted Amount                                          4,015,672.00         3,438,097.83         577,574.17

Ending Invested / Transferor Amounts                    843,478,618.93       725,000,000.00     118,478,618.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9325%              2.1825%            2.7525%
Monthly Interest Due                                        995,338.15           109,003.75         163,248.10       1,267,590.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          995,338.15           109,003.75         163,248.10       1,267,590.00
Investor Default Amount                                   2,836,430.71           275,047.83         326,619.29       3,438,097.83
Investor Monthly Fees Due                                   996,875.00            96,666.67         114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                                 4,828,643.86           480,718.24         604,659.06       5,914,021.16

Reallocated Investor Finance Charge Collections                                                                     12,183,471.30
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0210%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          598,125,000.00        58,000,000.00      68,875,000.00     725,000,000.00
Interest Distributions                                      995,338.15           109,003.75         163,248.10       1,267,590.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         995,338.15           109,003.75         163,248.10       1,267,590.00
Ending Certificates Balance                             598,125,000.00        58,000,000.00      68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $163,248.10

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $163,248.10

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,051,363.82

       a. Class A Monthly Interest:                               $995,338.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,836,430.71
       e. Excess Spread:                                        $6,219,594.96

   2.  Class B Available Funds:                                   $974,677.70

       a. Class B Monthly Interest:                               $109,003.75
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $865,673.95

   3.  Collateral Available Funds:                              $1,157,429.77

       a. Excess Spread:                                        $1,157,429.77

   4.  Total Excess Spread:                                     $8,242,698.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $157,652,977.63

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $134,977,747.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,977,747.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,438,097.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $138,415,845.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $138,415,845.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,242,698.69
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $275,047.83
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $163,248.10
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $326,619.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,269,450.13

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0210%
       b. Prior Monthly Period                                        4.1772%
       c. Second Prior Monthly Period                                 3.9368%

   2.  Three Month Average Base Rate                                  4.0450%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9825%              2.2525%            2.8525%
Monthly Interest Due                                        704,200.52            77,586.11         116,675.17         898,461.81
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          704,200.52            77,586.11         116,675.17         898,461.81
Investor Default Amount                                   1,956,159.11           189,688.16         225,254.69       2,371,101.95
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,347,859.63           333,940.93         421,096.53       4,102,897.09

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0781%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                      704,200.52            77,586.11         116,675.17         898,461.81
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         704,200.52            77,586.11         116,675.17         898,461.81
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.71

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.71

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $116,675.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $116,675.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,931,975.05

       a. Class A Monthly Interest:                               $704,200.52
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,956,159.11
       e. Excess Spread:                                        $4,271,615.42

   2.  Class B Available Funds:                                   $672,191.52

       a. Class B Monthly Interest:                                $77,586.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $594,605.41

   3.  Collateral Available Funds:                                $798,227.43

       a. Excess Spread:                                          $798,227.43

   4.  Total Excess Spread:                                     $5,664,448.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,664,448.26
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $189,688.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $116,675.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $225,254.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,299,496.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0781%
       b. Prior Monthly Period                                        4.2344%
       c. Second Prior Monthly Period                                 3.9940%

   2.  Three Month Average Base Rate                                  4.1021%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   817,594,652.68       700,000,000.00     117,594,652.68
Beginning Adjusted Invested Amount                                 N/A       700,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  13,739,504.80        11,763,351.60       1,976,153.21
Collections of Principal Receivables                    152,216,668.06       130,323,342.13      21,893,325.93
Defaulted Amount                                          3,877,200.55         3,319,542.73         557,657.82

Ending Invested / Transferor Amounts                    814,393,149.31       700,000,000.00     114,393,149.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9225%              2.1525%            2.7525%
Monthly Interest Due                                        956,043.23           103,798.33         157,618.85       1,217,460.42
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          956,043.23           103,798.33         157,618.85       1,217,460.42
Investor Default Amount                                   2,738,622.75           265,563.42         315,356.56       3,319,542.73
Investor Monthly Fees Due                                   962,500.00            93,333.33         110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,657,165.98           462,695.09         583,808.75       5,703,669.81

Reallocated Investor Finance Charge Collections                                                                     11,763,351.60
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0102%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          577,500,000.00        56,000,000.00      66,500,000.00     700,000,000.00
Interest Distributions                                      956,043.23           103,798.33         157,618.85       1,217,460.42
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         956,043.23           103,798.33         157,618.85       1,217,460.42
Ending Certificates Balance                             577,500,000.00        56,000,000.00      66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
      all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.85

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.85

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $157,618.85

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $157,618.85

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,704,765.07

       a. Class A Monthly Interest:                               $956,043.23
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,738,622.75
       e. Excess Spread:                                        $6,010,099.08

   2.  Class B Available Funds:                                   $941,068.13

       a. Class B Monthly Interest:                               $103,798.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $837,269.79

   3.  Collateral Available Funds:                              $1,117,518.40

       a. Excess Spread:                                        $1,117,518.40

   4.  Total Excess Spread:                                     $7,964,887.28

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $152,216,668.06

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $130,323,342.13

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,323,342.13

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,319,542.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $133,642,884.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $133,642,884.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,964,887.28
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $265,563.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $157,618.85
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $315,356.56
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,059,681.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0102%
       b. Prior Monthly Period                                        4.1664%
       c. Second Prior Monthly Period                                 3.9260%

   2.  Three Month Average Base Rate                                  4.0342%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   759,195,034.63       650,000,000.00     109,195,034.63
Beginning Adjusted Invested Amount                                 N/A       650,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  12,758,111.60        10,923,112.20       1,834,999.41
Collections of Principal Receivables                    141,344,048.91       121,014,531.97      20,329,516.94
Defaulted Amount                                          3,600,257.66         3,082,432.54         517,825.12

Ending Invested / Transferor Amounts                    756,222,210.08       650,000,000.00     106,222,210.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A               Class B          Interest               Total
--------------------------------------                        -------               -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9225%              2.1625%            2.7525%
Monthly Interest Due                                        887,754.43            96,831.94         146,360.36       1,130,946.74
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          887,754.43            96,831.94         146,360.36       1,130,946.74
Investor Default Amount                                   2,543,006.84           246,594.60         292,831.09       3,082,432.54
Investor Monthly Fees Due                                   893,750.00            86,666.67         102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                                 4,324,511.27           430,093.21         542,108.12       5,296,712.61

Reallocated Investor Finance Charge Collections                                                                     10,923,112.20
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0110%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A                Class B          Interest              Total
--------------------------------------------                 -------                -------         ----------             -----

Beginning Certificates Balance                          536,250,000.00        52,000,000.00      61,750,000.00     650,000,000.00
Interest Distributions                                      887,754.43            96,831.94         146,360.36       1,130,946.74
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         887,754.43            96,831.94         146,360.36       1,130,946.74
Ending Certificates Balance                             536,250,000.00        52,000,000.00      61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $146,360.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $146,360.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,011,567.56

       a. Class A Monthly Interest:                               $887,754.43
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,543,006.84
       e. Excess Spread:                                        $5,580,806.29

   2.  Class B Available Funds:                                   $873,848.98

       a. Class B Monthly Interest:                                $96,831.94
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $777,017.03

   3.  Collateral Available Funds:                              $1,037,695.66

       a. Excess Spread:                                        $1,037,695.66

   4.  Total Excess Spread:                                     $7,395,518.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $141,344,048.91

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $121,014,531.97

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,014,531.97

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,082,432.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,096,964.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,096,964.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,395,518.98
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $246,594.60
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $146,360.36
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $292,831.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,626,399.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0110%
       b. Prior Monthly Period                                        4.1672%
       c. Second Prior Monthly Period                                 3.9268%

   2.  Three Month Average Base Rate                                  4.0350%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------       -------------         -----------
Beginning Invested /Transferor Amount                 1,074,552,972.10       920,000,000.00     154,552,972.10
Beginning Adjusted Invested Amount                                 N/A       920,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  18,057,634.89        15,460,404.96       2,597,229.93
Collections of Principal Receivables                    200,056,192.31       171,282,106.79      28,774,085.51
Defaulted Amount                                          5,095,749.30         4,362,827.59         732,921.71

Ending Invested / Transferor Amounts                  1,070,345,281.96       920,000,000.00     150,345,281.96


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9125%              2.2025%            2.8525%
Monthly Interest Due                                      1,249,978.13           139,589.56         214,682.32       1,604,250.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,249,978.13           139,589.56         214,682.32       1,604,250.00
Investor Default Amount                                   3,599,332.76           349,026.21         414,468.62       4,362,827.59
Investor Monthly Fees Due                                 1,265,000.00           122,666.67         145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,114,310.89           611,282.43         774,817.61       7,500,410.92

Reallocated Investor Finance Charge Collections                                                                     15,460,404.96
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0155%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00
Interest Distributions                                    1,249,978.13           139,589.56         214,682.32       1,604,250.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,249,978.13           139,589.56         214,682.32       1,604,250.00
Ending Certificates Balance                             759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.65

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.65

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.90

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.90

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $214,682.32

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $214,682.32

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,754,834.09

       a. Class A Monthly Interest:                             $1,249,978.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,599,332.76
       e. Excess Spread:                                        $7,905,523.20

   2.  Class B Available Funds:                                 $1,236,832.40

       a. Class B Monthly Interest:                               $139,589.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,097,242.84

   3.  Collateral Available Funds:                              $1,468,738.47

       a. Excess Spread:                                        $1,468,738.47

   4.  Total Excess Spread:                                    $10,471,504.51

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $200,056,192.31

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $171,282,106.79

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,282,106.79

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,362,827.59

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $175,644,934.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $175,644,934.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,471,504.51
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $349,026.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $214,682.32
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $414,468.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,959,994.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0155%
       b. Prior Monthly Period                                        4.1717%
       c. Second Prior Monthly Period                                 3.9314%

   2.  Three Month Average Base Rate                                  4.0395%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocation           Interest             Interest
----------------------------------                         ----------        --------------         ----------
Beginning Invested /Transferor Amount                 1,097,912,819.32       940,000,000.00     157,912,819.32
Beginning Adjusted Invested Amount                                 N/A       940,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  18,450,192.17        15,796,500.72       2,653,691.45
Collections of Principal Receivables                    204,405,239.97       175,005,630.85      29,399,609.11
Defaulted Amount                                          5,206,526.46         4,457,671.67         748,854.79

Ending Invested / Transferor Amounts                  1,093,613,657.65       940,000,000.00     153,613,657.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9125%              2.1925%            2.8025%
Monthly Interest Due                                      1,277,151.56           141,976.56         215,504.47       1,634,632.58
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,277,151.56           141,976.56         215,504.47       1,634,632.58
Investor Default Amount                                   3,677,579.13           356,613.73         423,478.81       4,457,671.67
Investor Monthly Fees Due                                 1,292,500.00           125,333.33         148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                                 6,247,230.69           623,923.62         787,816.61       7,658,970.92

Reallocated Investor Finance Charge Collections                                                                     15,796,500.72
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0099%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest              Total
--------------------------------------------                   -------              -------         ----------             -----

Beginning Certificates Balance                          775,500,000.00        75,200,000.00      89,300,000.00     940,000,000.00
Interest Distributions                                    1,277,151.56           141,976.56         215,504.47       1,634,632.58
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,277,151.56           141,976.56         215,504.47       1,634,632.58
Ending Certificates Balance                             775,500,000.00        75,200,000.00      89,300,000.00     940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.65

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.65

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $215,504.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $215,504.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,032,113.09

       a. Class A Monthly Interest:                             $1,277,151.56
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,677,579.13
       e. Excess Spread:                                        $8,077,382.40

   2.  Class B Available Funds:                                 $1,263,720.06

       a. Class B Monthly Interest:                               $141,976.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,121,743.50

   3.  Collateral Available Funds:                              $1,500,667.57

       a. Excess Spread:                                        $1,500,667.57

   4.  Total Excess Spread:                                    $10,699,793.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $204,405,239.97

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $175,005,630.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,005,630.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,457,671.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $179,463,302.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $179,463,302.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,699,793.47
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $356,613.73
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $215,504.47
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $423,478.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,137,529.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0099%
       b. Prior Monthly Period                                        4.1661%
       c. Second Prior Monthly Period                                 3.9257%

   2.  Three Month Average Base Rate                                  4.0339%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                 1,074,552,972.10       920,000,000.00     154,552,972.10
Beginning Adjusted Invested Amount                                 N/A       920,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  18,057,634.89        15,460,404.96       2,597,229.93
Collections of Principal Receivables                    200,056,192.31       171,282,106.79      28,774,085.51
Defaulted Amount                                          5,095,749.30         4,362,827.59         732,921.71

Ending Invested / Transferor Amounts                  1,070,345,281.96       920,000,000.00     150,345,281.96


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9125%              2.1825%            2.8025%
Monthly Interest Due                                      1,249,978.13           138,322.00         210,919.26       1,599,219.39
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                        1,249,978.13           138,322.00         210,919.26       1,599,219.39
Investor Default Amount                                   3,599,332.76           349,026.21         414,468.62       4,362,827.59
Investor Monthly Fees Due                                 1,265,000.00           122,666.67         145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,114,310.89           610,014.87         771,054.55       7,495,380.31

Reallocated Investor Finance Charge Collections                                                                     15,460,404.96
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0091%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00
Interest Distributions                                    1,249,978.13           138,322.00         210,919.26       1,599,219.39
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                       1,249,978.13           138,322.00         210,919.26       1,599,219.39
Ending Certificates Balance                             759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.65

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.65

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $210,919.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $210,919.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,754,834.09

       a. Class A Monthly Interest:                             $1,249,978.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,599,332.76
       e. Excess Spread:                                        $7,905,523.20

   2.  Class B Available Funds:                                 $1,236,832.40

       a. Class B Monthly Interest:                               $138,322.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,098,510.40

   3.  Collateral Available Funds:                              $1,468,738.47

       a. Excess Spread:                                        $1,468,738.47

   4.  Total Excess Spread:                                    $10,472,772.07

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $200,056,192.31

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $171,282,106.79

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,282,106.79

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,362,827.59

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $175,644,934.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $175,644,934.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,472,772.07
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $349,026.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $210,919.26
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $414,468.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,965,024.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0091%
       b. Prior Monthly Period                                        4.1653%
       c. Second Prior Monthly Period                                 3.9249%

   2.  Three Month Average Base Rate                                  4.0331%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   583,996,180.49       500,000,000.00      83,996,180.49
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                   9,813,932.00         8,402,394.00       1,411,538.01
Collections of Principal Receivables                    108,726,191.47        93,088,101.52      15,638,089.95
Defaulted Amount                                          2,769,428.97         2,371,101.95         398,327.01

Ending Invested / Transferor Amounts                    581,709,392.37       500,000,000.00      81,709,392.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.8425%              2.1125%            2.6525%
Monthly Interest Due                                        654,471.35            72,763.89         108,494.62         835,729.86
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          654,471.35            72,763.89         108,494.62         835,729.86
Investor Default Amount                                   1,956,159.11           189,688.16         225,254.69       2,371,101.95
Investor Monthly Fees Due                                   687,500.00            66,666.67          79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,298,130.46           329,118.71         412,915.97       4,040,165.15

Reallocated Investor Finance Charge Collections                                                                      8,402,394.00
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 3.9304%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                      654,471.35            72,763.89         108,494.62         835,729.86
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         654,471.35            72,763.89         108,494.62         835,729.86
Ending Certificates Balance                             412,500,000.00        40,000,000.00      47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.59

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.59

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.82

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.82

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $108,494.62

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $108,494.62

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,931,975.05

       a. Class A Monthly Interest:                               $654,471.35
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,956,159.11
       e. Excess Spread:                                        $4,321,344.58

   2.  Class B Available Funds:                                   $672,191.52

       a. Class B Monthly Interest:                                $72,763.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $599,427.63

   3.  Collateral Available Funds:                                $798,227.43

       a. Excess Spread:                                          $798,227.43

   4.  Total Excess Spread:                                     $5,718,999.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $108,726,191.47

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $93,088,101.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,088,101.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,371,101.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,459,203.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,459,203.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,718,999.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $189,688.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $108,494.62
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $225,254.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,362,228.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9304%
       b. Prior Monthly Period                                        4.0866%
       c. Second Prior Monthly Period                                 3.8462%

   2.  Three Month Average Base Rate                                  3.9544%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   700,795,416.59       600,000,000.00     100,795,416.59
Beginning Adjusted Invested Amount                                 N/A       600,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  11,776,718.40        10,082,872.80       1,693,845.61
Collections of Principal Receivables                    130,471,429.77       111,705,721.82      18,765,707.94
Defaulted Amount                                          3,323,314.76         2,845,322.34         477,992.42

Ending Invested / Transferor Amounts                    698,051,270.84       600,000,000.00      98,051,270.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9725%              2.2525%            2.8525%
Monthly Interest Due                                        840,778.13            93,103.33         140,010.21       1,073,891.67
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          840,778.13            93,103.33         140,010.21       1,073,891.67
Investor Default Amount                                   2,347,390.93           227,625.79         270,305.62       2,845,322.34
Investor Monthly Fees Due                                   825,000.00            80,000.00          95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,013,169.06           400,729.12         505,315.83       4,919,214.01

Reallocated Investor Finance Charge Collections                                                                     10,082,872.80
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0697%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         ----------              -----

Beginning Certificates Balance                          495,000,000.00        48,000,000.00      57,000,000.00     600,000,000.00
Interest Distributions                                      840,778.13            93,103.33         140,010.21       1,073,891.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         840,778.13            93,103.33         140,010.21       1,073,891.67
Ending Certificates Balance                             495,000,000.00        48,000,000.00      57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,010.21

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,010.21

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,318,370.06

       a. Class A Monthly Interest:                               $840,778.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,347,390.93
       e. Excess Spread:                                        $5,130,201.00

   2.  Class B Available Funds:                                   $806,629.82

       a. Class B Monthly Interest:                                $93,103.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $713,526.49

   3.  Collateral Available Funds:                                $957,872.92

       a. Excess Spread:                                          $957,872.92

   4.  Total Excess Spread:                                     $6,801,600.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $130,471,429.77

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $111,705,721.82

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $111,705,721.82

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,845,322.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $114,551,044.16

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $114,551,044.16

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,801,600.41
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $227,625.79

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,010.21
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $270,305.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,163,658.79

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0697%
       b. Prior Monthly Period                                        4.2260%
       c. Second Prior Monthly Period                                 3.9856%

   2.  Three Month Average Base Rate                                  4.0938%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------        -----------
Beginning Invested /Transferor Amount                   840,954,499.90       720,000,000.00     120,954,499.90
Beginning Adjusted Invested Amount                                 N/A       720,000,000.00                N/A
Floating Allocation Percentage                                     N/A             85.6170%           14.3830%
Principal Allocation Percentage                                    N/A             85.6170%           14.3830%
Collections of Finance Chg. Receivables                  14,132,062.08        12,099,447.36       2,032,614.73
Collections of Principal Receivables                    156,565,715.72       134,046,866.19      22,518,849.53
Defaulted Amount                                          3,987,977.71         3,414,386.81         573,590.90

Ending Invested / Transferor Amounts                    837,661,525.01       720,000,000.00     117,661,525.01


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A              Class B          Interest               Total
--------------------------------------                         -------              -------         ----------              -----

Principal Funding Account                                         0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00               0.00               0.00
Reserve Draw Amount                                               0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00               0.00               0.00
Reserve Account Surplus                                           0.00                 0.00               0.00               0.00

Coupon  October 15, 2002 to November 14, 2002                  1.9425%              2.2525%            2.8525%
Monthly Interest Due                                        993,588.75           111,724.00         168,012.25       1,273,325.00
Outstanding Monthly Interest Due                                  0.00                 0.00               0.00               0.00
Additional Interest Due                                           0.00                 0.00               0.00               0.00
Total Interest Due                                          993,588.75           111,724.00         168,012.25       1,273,325.00
Investor Default Amount                                   2,816,869.12           273,150.94         324,366.75       3,414,386.81
Investor Monthly Fees Due                                   990,000.00            96,000.00         114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                                 4,800,457.87           480,874.94         606,379.00       5,887,711.81

Reallocated Investor Finance Charge Collections                                                                     12,099,447.36
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.6761%
Base Rate                                                                                                                 4.0446%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest               Total
--------------------------------------------                   -------              -------         -----------             -----

Beginning Certificates Balance                          594,000,000.00        57,600,000.00      68,400,000.00     720,000,000.00
Interest Distributions                                      993,588.75           111,724.00         168,012.25       1,273,325.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00               0.00               0.00
Principal Distributions                                           0.00                 0.00               0.00               0.00
Total Distributions                                         993,588.75           111,724.00         168,012.25       1,273,325.00
Ending Certificates Balance                             594,000,000.00        57,600,000.00      68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.94

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.94

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $168,012.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $168,012.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,982,044.07

       a. Class A Monthly Interest:                               $993,588.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,816,869.12
       e. Excess Spread:                                        $6,171,586.20

   2.  Class B Available Funds:                                   $967,955.79

       a. Class B Monthly Interest:                               $111,724.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $856,231.79

   3.  Collateral Available Funds:                              $1,149,447.50

       a. Excess Spread:                                        $1,149,447.50

   4.  Total Excess Spread:                                     $8,177,265.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.6170%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $156,565,715.72

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $134,046,866.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,046,866.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,414,386.81

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,461,253.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,461,253.00

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $8,177,265.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $273,150.94
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $168,012.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $324,366.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,211,735.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0446%
       b. Prior Monthly Period                                        4.2009%
       c. Second Prior Monthly Period                                 3.9605%

   2.  Three Month Average Base Rate                                  4.0687%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.6761%
       b. Prior Monthly Period                                       14.3166%
       c. Second Prior Monthly Period                                13.8130%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         14.2686%